UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

 (RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11 or Rule 14a-12

VALUERICH, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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1804 N. DIXIE HIGHWAY
WEST PALM BEACH, FL  33407
(561) 832-8878

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of ValueRich, Inc.:

We hereby notify you that the annual meeting of stockholders of ValueRich, Inc., a Delaware corporation, will be held on June 18, 2010 at
2:00 p.m. (Eastern Standard Time), at the Tesoro Preserve, 124 SE Cortile Pinero, Port St. Lucie, Florida, for the following purposes:

• to elect three directors to our board of directors to hold office until our next annual meeting of stockholders and until their successors are elected; and

• to ratify the appointment of Chisholm, Bierwolf & Nilson, LLC as our independent registered public accounting firm for our fiscal year ending on December 31, 2010; and

• to transact such other business as may properly come before the meeting or any adjournments or postponements of the meeting.

The matters listed in this notice of meeting are described in detail in the accompanying proxy statement. Our board of directors has fixed the close of business on May 14, 2010 as the record date for determining those stockholders who are entitled to notice of and to vote at the meeting or any adjournment or postponement of the meeting. You or your agent may, after proper written demand, examine a list of the stockholders of record as of the close of business on May 14, 2010 for any proper purpose beginning two business days after the date hereof at our offices at 1804 N. Dixie Highway, Suite A, West Palm Beach, Florida 33407. The list will also be made available for inspection at the meeting.

YOUR VOTE IS IMPORTANT

Even if you plan to attend the meeting, please sign, date, and return the enclosed proxy card in the envelope provided so that your vote will be counted if you later decide not to attend the meeting. No postage is required if the proxy card is mailed in the United States.

Along with the attached proxy statement, we are sending to you our Annual Report on Form 10-K for our fiscal year ended December 31, 2009.  Such annual report, which includes our audited financial statements, is not to be regarded as proxy solicitation material.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS, THE PROXY STATEMENT AND THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2009 ARE AVAILABLE ELECTRONICALLY TO THE COMPANY’S STOCKHOLDERS OF RECORD AS OF THE CLOSE OF BUSINESS ON MAY 14, 2010 AT WWW.IVALUERICH.COM.

By order of the board of directors,

/s/ Joseph C. Visconti

Chairman and Chief Executive Officer

West Palm Beach, Florida
May 14, 2010

1804 N. DIXIE HIGHWAY, SUITE A
WEST PALM BEACH, FL 33407
(561) 832-8878

PROXY STATEMENT

GENERAL INFORMATION

INFORMATION ABOUT PROXY SOLICITATION

This proxy statement is being furnished to holders of shares of common stock, $.001 par value per share, of ValueRich, Inc., a Delaware corporation (“we,” “us,” the “Company”), in connection with the solicitation of proxies on behalf of our board of directors for use at the annual meeting of stockholders to be held on June 18, 2010 at 2:00 p.m. (Eastern Standard Time), at 124 SE Cortile Pinero, Tesoro Preserve, Port St. Lucie, Florida, and at any adjournment or postponement of the meeting. The purpose of the meeting and the matters to be acted on are stated in the accompanying notice of annual meeting of stockholders. The board of directors knows of no other business that will come before the meeting.

The notice of annual meeting, proxy statement, and proxy card are being mailed to stockholders on or about May 14, 2010. The Company will bear the cost of its solicitation of proxies. The original solicitation of proxies by mail may be supplemented by personal interview, telephone, or facsimile by our directors, officers, or employees, who will receive no additional compensation for such services. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held by any such persons, and we will reimburse those custodians, nominees, and fiduciaries for the reasonable out-of-pocket expenses incurred by them in doing so.

Our board of directors is soliciting votes FOR each of the nominees for election to our board of directors, and FOR ratification of the appointment of Chisholm, Bierwolf & Nilson, LLC as our independent registered public accounting firm for our fiscal year ending on December 31, 2010.

INFORMATION ABOUT VOTING

Q:	Why am I receiving these materials?
A:
The board of directors is providing these proxy materials for you in connection with the Company’s annual meeting of stockholders, which is scheduled to take place on June 18, 2010. As a shareholder of record as of May 14, 2010, you are invited to attend the annual meeting and to vote on the items of business described in this proxy statement.

Q:	What information is contained in these materials?
A:
The information included in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of our directors and executive officers, and other required information.

Q:	What items of business will be voted on at the annual meeting?
A:
The two items of business scheduled to be voted on at the annual meeting are (1) election of directors; and (2) ratification of our independent auditors. We will also consider any other business that properly comes before the annual meeting.

Q:	How does the board of directors recommend that I vote?
A:	The board of directors recommends that you vote your shares FOR each of the nominees to the board on the proxy card included with this proxy statement and FOR ratification of the independent auditors.
Q:	What shares can I vote?
A:
You may vote or cause to be voted all shares owned by you as of the close of business on May 14, 2010, the record date. These shares include (1) shares held directly in your name as a stockholder of record; and (2) shares held for you, as the beneficial owner, through a broker or other nominee, such as a bank.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?
A:
Most of our stockholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

If your shares are registered directly in your name with our transfer agent, Interwest Transfer Company, Inc., you are considered, with respect to those shares, the stockholder of record and these proxy materials are being sent directly to you by the Company. As the stockholder of record, you have the right to grant your voting proxy directly to the board of directors or to vote in person at the meeting. The board of directors has enclosed a proxy card for you to use to grant a voting proxy to the board of directors.

If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your broker or nominee together with a voting instruction card. As the beneficial owner, you have the right to direct your broker or nominee how to vote and are also invited to attend the annual meeting. Since you are not the shareholder of record, however, you may not vote these shares in person at the meeting unless you obtain from the broker or nominee that holds your shares a valid proxy from them giving you the right to vote the shares. Your broker or nominee should have enclosed or provided voting instructions for you to use in directing the broker or nominee how to vote your shares.

Q:	May I attend the annual meeting?
A:
You are entitled to attend the annual meeting only if you were a stockholder of the Company as of the close of business on
May 14, 2010, or you hold a valid proxy for the annual meeting. You should be prepared to present photo identification for admittance. If you are not a record holder but hold shares beneficially through a broker or nominee (that is, in “street name”), you should provide proof of beneficial ownership on the record date, such as your most recent account statement prior to May 14, 2010, a copy of the voting instruction card provided by your broker or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above upon request, you may not be admitted to the annual meeting. The annual meeting will begin promptly at 2:00 p.m. (Eastern Standard Time).

Q:	How can I vote my shares in person at the annual meeting?
A:
You may vote by ballot in person at the annual meeting any shares that you hold as the stockholder of record. You may only vote in person shares held in street name if you obtain from the broker or nominee that holds your shares a valid proxy giving you the right to vote the shares.

Q:	How can I vote my shares without attending the annual meeting?
A:
Whether you hold shares directly as the stockholder of record or beneficially in street name, you may, without attending the meeting, direct how your shares are to be voted. If you are a stockholder of record, you may cause your shares to be voted as you instruct by granting a proxy to our board of directors. If you hold shares in street name, you may cause your shares to be voted as you instruct by submitting voting instructions to your broker or nominee. Each record holder of our common stock may appoint a proxy by completing, signing, and dating a proxy card and mailing it in the accompanying pre-addressed envelope. Each stockholder who holds shares in street name may vote by mail by completing, signing, and dating a voting instruction card provided by the broker or nominee and following the other instructions of your broker or nominee.

Q:	Can I change my vote?
A:
You may change your vote at any time prior to the vote at the annual meeting. For shares held directly in your name, you may accomplish this by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) or by attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially, you may change your vote by submitting new voting instructions to your broker or nominee or, if you have obtained a valid proxy from your broker or nominee giving you the right to vote your shares, by attending the meeting and voting in person. You may also change your vote by sending a written notice of revocation to Mr. Joseph Visconti, Chief Executive Officer, ValueRich, Inc., 1804 N. Dixie Highway, Suite A, West Palm Beach, Florida 33467.

Q:	Can I revoke my proxy?
A:
You may revoke your proxy before it is voted at the meeting. To revoke your proxy, notify our corporate secretary in writing, or deliver to our corporate secretary a duly executed proxy bearing a later date. You may also revoke your proxy by appearing at the meeting in person and voting your shares. Attendance at the meeting will not, by itself, revoke a proxy.

Q:	Who can help answer my questions?
A:
If you have any questions about the annual meeting or how to vote or revoke your proxy, or you need additional copies of this proxy statement or voting materials, you should contact Joseph Visconti, Chief Executive Officer of ValueRich, Inc., 1804 N. Dixie Highway, Suite A, West Palm Beach, Florida 33407.

Q:	How are votes counted?
A:
In the election of directors, you may vote FOR all of the three nominees or you may direct your vote to be WITHHELD with respect to one or more of the three nominees. With respect to ratification of the independent auditors, you may vote FOR, AGAINST, or ABSTAIN. If you vote ABSTAIN, it has the same effect as a vote AGAINST. If you provide specific instructions, your shares will be voted as you instruct. If you sign your proxy card or voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the board of directors (FOR all of the Company’s nominees, and FOR ratification of the independent auditors, and in the discretion of the proxy holders on any other matters that properly come before the meeting). If any other matters properly arise at the meeting, your proxy, together with the other proxies received, will be voted at the discretion of the proxy holders.

Q:	What is a quorum and why is it necessary?
A:
Conducting business at the meeting requires a quorum. The presence, either in person or by proxy, of the holders of a majority of our shares of common stock outstanding on May 14, 2010 is necessary to constitute a quorum. Abstentions are treated as present for purposes of determining whether a quorum exists. Broker non-votes (which result when your shares are held in “street name” and you do not tell the nominee how to vote your shares) are also treated as present for purposes of determining whether a quorum exists.

Q:	What is the voting requirement to approve each of the proposals?
A:
In the election of directors, the three persons receiving the highest number of FOR votes at the annual meeting will be elected. Accordingly, withheld votes and broker non-votes have no effect on the election of any nominee. You do not have the right to cumulate your votes.

Ratification of the independent auditors requires the affirmative FOR vote of a majority of those shares present in person or represented by proxy and entitled to vote on that proposal at the annual meeting. Accordingly, abstentions on this proposal will have the same effect as a vote against the proposal. Broker non-votes will have no effect on this proposal.

Q:	What should I do if I receive more than one set of voting materials?
A:
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date, and return each proxy card and voting instruction card that you receive.

Q:	Where can I find the voting results of the annual meeting?
A:	We intend to announce preliminary voting results at the annual meeting and publish final results in our Current report on Form 8-K.
Q:	What happens if additional matters are presented at the annual meeting?
A:
Other than the three items of business described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting. If you grant a proxy, the person named as proxy holder, Mr. Joseph Visconti, our Chief Executive Officer, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for any one or more other candidates nominated by the board of directors.

Q:	How many shares are outstanding and how many votes is each share entitled?
A:
Each share of our common stock issued and outstanding as of the close of business on May 14, 2010, the record date, is entitled to be voted on all items being voted at the annual meeting, with each share being entitled to one vote. On the record date, 8,657,124 shares of common stock were issued and outstanding.

Q:	Who will count the votes?
A:	One or more inspectors of election will tabulate the votes.
Q:	Is my vote confidential?
A:
Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within the Company or to anyone else, except (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; or (3) to facilitate a successful proxy solicitation.

Q:	Who will bear the cost of soliciting votes for the annual meeting?
A:
The board of directors is making this solicitation on behalf of the Company, which will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials. Certain of our directors, officers, and employees, without any additional compensation, may also solicit your vote in person, by telephone, or by electronic communication. On request, we will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders.

Q:	May I propose actions for consideration at next year’s annual meeting of stockholders?
A: Q. A.
You may submit proposals for consideration at future stockholder meetings. In order for a stockholder proposal to be considered for inclusion in the proxy statement for our annual meeting next year, however, the written proposal must be received by us no later than January 17, 2010. Those proposals also will need to comply with Securities and Exchange Commission regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials.

  How can stockholders communicate with our Directors?

Stockholders may address communications to one or more members of the Board (other than sales or employment-related communications) by letter addressed to the ValueRich, Inc., Attention: Corporate Secretary, 1804 N. Dixie Highway, Suite A, West Palm Beach, Florida 33407 or by calling us at (561) 370-3603.  The Corporate Secretary will forward copies of all letters (other than sales or employment-related communications) to each Board member to whom they are addressed.

CORPORATE GOVERNANCE

The board of directors and management are committed to responsible corporate governance to ensure that ValueRich, Inc. is managed for the long-term benefit of its stockholders. We operate according to a comprehensive plan of corporate governance for the purpose of defining responsibilities, setting high standards of professional and personal conduct, and assuring compliance with those responsibilities and standards. We regularly monitor developments in the area of corporate governance and will continue to monitor developments and make adjustments from time to time to ensure compliance in this area. Information regarding our corporate governance that is not provided below is described elsewhere in this proxy statement.

Code of Conduct and Ethics

We adopted a Code of Conduct and Ethics that applies to all of our directors, officers and employees. This Code is intended to promote honest and ethical conduct, full, accurate and timely disclosure, and compliance with all applicable laws and government regulations.  A copy of the Code of Conduct and Ethics is available on our website at www.ivaluerich.com .

Code of Ethics for Financial Management

We adopted a Code of Ethics for Financial Management that applies to all the persons at the Company that are responsible for our Company’s financial management. This Code is intended to promote professional conduct in our financial management. Violations of the Code of Ethics for Financial Management may be reported anonymously to our audit committee and may result in disciplinary action.

Director Independence

No director or executive officer of the Company is related to any other director or executive officer. None of the Company’s officers or directors hold any directorships in any other public company. David Lemoie and Philip Verges are independent in compliance with the applicable listing standards of the American Stock Exchange.

Shareholder Communications with the Board of Directors

Shareholders may direct any communications intended for the board of directors to the Company’s Corporate Secretary Beni Tsurumi at, by facsimile to (561) 841-1524, or by mail to Corporate Secretary, ValueRich, Inc.

This centralized process assists the board of directors in reviewing and responding to shareholder communications in an appropriate manner. If a shareholder wishes to direct any communication to a specific board member, the name of that board member should be noted in the communication. The board of directors has instructed the corporate secretary to forward shareholder correspondence only to the intended recipients, and has also instructed the corporate secretary to review all shareholder correspondence and, in the corporate secretary’s discretion, refrain from forwarding any items deemed to be of a commercial or frivolous nature or otherwise inappropriate for the board of directors’ consideration. Any such items may be forwarded elsewhere in the Company for review and possible response.

Director Nominee Qualification Process

Our process for nominating candidates for election to our board of directors is designed to identify and recruit high caliber individuals to serve on our board. Director candidates may be identified by current directors of the Company, as well as by stockholders. In connection with the selection of nominees for director, due consideration is given to the board’s overall balance of diversity perspectives, backgrounds and experiences.  The board takes into account the current composition and capabilities of serving board members, as well as additional capabilities considered necessary in light of our existing needs. including expertise, diversity, and balance of inside, outside and independent directors, and considering the general qualifications of the potential nominees.  In selecting the director nominees, the Board endeavors to establish a diversity of background and experience in a number of areas of core competency, including business judgment; management; accounting and finance; knowledge of the industries in which the Company operates; understanding of manufacturing and services; strategic vision; knowledge of international markets; marketing; research and development; and other areas relevant to the Company’s business. The evaluation process for candidates recommended by stockholders is the same as for candidates from any other source.

Nominees for director will be selected based on, among other things, consideration of the following factors:

●	character and integrity;
●	business and management experience;
●	demonstrated competence in dealing with complex problems;
●	familiarity with the Company’s business;
●	diverse talents, backgrounds, and perspectives;
●	freedom from conflicts of interest;
●	regulatory and stock exchange membership requirements for the board;
●	sufficient time to devote to the affairs of the Company; and
●	reputation in the business community

In considering whether to nominate directors who are eligible to stand for re-election, the board considers the quality of past director service, attendance at board and committee meetings, as well as whether the director continues to possess the qualities and capabilities considered necessary or desirable for director service and the independence of the director.

Shareholders wishing to directly recommend candidates for election to the board of directors at an annual meeting must do so by giving written notice to: Corporate Secretary, ValueRich, Inc., 1804 N. Dixie Highway, Suite A, West Palm Beach, FL 33407. Any such notice must, for any given annual meeting, be delivered to the chairman not less than 120 days prior to the anniversary of the preceding year’s annual meeting. The notice must state (1) the name and address of the shareholder making the recommendations; (2) the name, age, business address, and residential address of each person recommended; (3) the principal occupation or employment of each person recommended; (4) the class and number of shares of the Company’s stock that are beneficially owned by each person recommended and by the recommending shareholder; (5) any other information concerning the persons recommended that must be disclosed in nominee and proxy solicitations in accordance with Regulation 14A of the Securities Exchange Act of 1934, as amended; and (6) a signed consent of each person recommended stating that he or she consents to serve as a director of the Company if elected.

In considering any person recommended by one of our shareholders, the board will look for the same qualifications that it looks for in any other person that it is considering for a position on the board of directors.

Any shareholder nominee recommended by the committee and proposed by the board of directors for election at the next annual meeting of shareholders will be included in the company’s proxy statement for that annual meeting.

Board Leadership Structure

We currently do not have a separate Chief Executive Officer and  Chairman of the Board.  Joseph Visconti serves as both our Chief Executive Officer and  Chairman of the Board.  However, we do have a separate Lead Director, David Lemoie.  We do not have a formal policy on whether the same person should (or should not) serve as both the Chief Executive Officer and Chairman of the Board.  When the Chairman of the Board is an employee of the Company or otherwise not independent, we believe it is important to have a separate Lead Director, who is an independent director.

Mr. Lemoie serves as the Lead Director.  In that role, he presides over the Board’s executive sessions, during which our independent directors meet without management, and serves as the principle liaison between management and the independent directors of the Board.  Mr. Lemoie has served as a director since 2008.

We believe the combination of Mr. Visconti as our Chairman of the Board and Mr. Lemoie as our Lead Director has been an effective structure for the Company.  The division of duties and the additional avenues of communication between the Board and our management associated with having Mr. Visconti serve as Chairman of the Board and Mr. Lemoie as Lead Director provides the basis for the proper functioning of our Board and its oversight of management.

INFORMATION REGARDING THE COMMITTEES OF THE BOARD OF DIRECTORS

We formed an audit committee of our board of directors in 2006.  We do not have any other formal committees of our board of directors. Our board of directors performs the functions associated with a nominating committee and a compensation committee.  All of our independent directors recommend to the full board of directors all elements of compensation of the Company’s executive officers. With respect to compensation matters, the independent directors make recommendations regarding salary, stock option plans, stock option grants and other grants under the Company’s stock option plans. Our independent directors make recommendations to the full board which directors to nominate on an annual basis.  The board believes this process is preferable because it wishes to involve all of its independent directors in the nomination process.

Audit Committee

The members of the audit committee are Philip Verges (Chairman) and David Lemoie. The audit committee met two times during 2009.   The primary purpose of the audit committee is to act on behalf of the board of directors in its oversight of all material aspects of the Company’s accounting and financial reporting processes, internal controls and audit functions, including the Company’s compliance with Section 404 of the Sarbanes-Oxley Act of 2002.

The duties of the audit committee include the hiring and retaining of the Company’s independent registered public accounting firm, which reports to the audit committee. The committee also reviews, prior to publication, our quarterly earnings releases and our reports to the Securities and Exchange Commission on Forms 10-K and 10-Q. The formal report of the audit committee for fiscal year 2009 is set forth under the caption “Report of the Audit Committee”.

Our board of directors has determined that each of the members of its audit committee are independent and that Mr. Lemoie is an “audit committee financial expert” within the meaning of the regulations of the United States Securities and Exchange Commission.

The audit committee has adopted a formal written charter, a copy of which is attached to our proxy statement filed with the Securities and Exchange Commission on June 2, 2009.

Board and Committee Meetings

During our fiscal year ended December 31, 2009, our board of directors held 4 meetings and acted by unanimous written consent 6 times. Each of our incumbent directors that were directors during our fiscal year ended December 31, 2009 attended more than 100% of those board meetings.

Director Attendance at Annual Meetings

Our directors are encouraged, but not required, to attend the annual meeting of stockholders.

PROPOSAL ONE

ELECTION OF DIRECTORS

The board of directors, based on the recommendation of the nominating committee of the board of directors, has nominated for election as director each of the individuals identified below, all of whom are incumbent directors. The board of directors recommends that you vote your shares FOR the election of each of these nominees.

THE NOMINEES

Name	Age	Position	Director Since
Joseph Visconti	45	Chairman, President and Chief Executive Officer	2006
David Lemoie(1)	49	Director	2008
Philip Verges(1)	44	Director	2008

(1) Member of the audit committee

 It is the intention of the persons named in the accompanying proxy card to vote all shares of common stock for which they have been granted a proxy for the election of each of the nominees, each to serve as a director until the next annual meeting of stockholders and until his successor shall have been duly elected and qualified. All the nominees have consented to being named in this proxy statement and to serve as a director if elected. At the time of the annual meeting, if any of the nominees named above is not available to serve as director (an event that the board of directors does not currently have any reason to anticipate), all proxies will be voted for any one or more other persons that the board of directors designates. The board of directors believes that it is in the best interests of the Company to elect the above-described nominees.

The board of directors recommends a vote FOR approval of the director nominees named above.

Information about the Nominees

Stated below is the principal occupation of each nominee, the business experience of each nominee for at least the past five years, and certain other information relating to the nominees.

Joseph Visconti. Mr. Visconti has been our President, CEO and Chairman since inception in 2003. He has extensive experience in development and management of both public and private companies. For the past 15 years Mr. Visconti has worked with senior management of public and private companies to assist in their structure, finance and related banking issues. Mr. Visconti has overseen the financing of 26 public and private companies that raised more than $250,000,000 through IPO’s, secondary offerings and private placements. From 2001 to 2003 Mr. Visconti worked as a consultant with various investment banks and public and private companies.

David Lemoie.   Mr. Lemoie has served as a member of the board of directors of ValueRich, Inc since March 2008.  For the past 16 years, Mr. Lemoie has practiced law concentrating his practice in the areas of complex commercial, corporate, and bankruptcy litigation, land use, and corporate transactions. Mr. Lemoie is admitted to practice and is a member of the bar in Florida, Rhode Island and Massachusetts. He is also a member of the Federal Bar in the United States District Courts for the Southern and Middle District of Florida, the District of Rhode Island, and the District of Massachusetts, and United States Bankruptcy Courts for the Southern and Middle Districts of Florida. He earned his Juris Doctor degree from Santa Clara University School of Law in 1991, where he was a member of the law school’s moot court team and the trial team. He is a 1986 graduate of the University of Rhode Island, with a Bachelor of Science degree in Civil and Environmental Engineering.

Philip Verges.  As Chief Executive Officer and Chairman of NewMarket, Mr. Verges founded VergeTech International (VTI) in 1997, a firm that specialized in leading edge technology services. After merging VTI with IPVoice Communications in 2002, Mr. Verges developed and implemented the Company’s new business strategy of launching market-entry technology advancements into early and mainstream technology products and services through established Systems Integration relationships. Mr. Verges' early career after the Army was spent with Electronic Data Systems (EDS) in the Computer Sciences Research and Development Department of General Motors. Mr. Verges' first business start-up experience was with EDS in a new division concentrating on call center technology in financial institutions. He later added to this experience with the task of opening an entirely new geographic region for a $30 million technology services business. Finally, with the launch of his own company in 1997, Mr. Verges accomplished professional independence. He grew his firm from $300,000 in first year sales to over $11 million in year four; growth funded primarily from operational income. After merging VTI into the now NewMarket Technology, Inc., Mr. Verges continued to grow the new company to over $50 million in annual sales.  Today, NewMarket employs over 400 people in six countries around the globe.

AUDIT FUNCTION

Report of the Audit Committee of the Board of Directors

Our audit committee reviews our financial reporting process on behalf of our board of directors. In August 2006, our board of directors adopted a written charter for our audit committee and has re-evaluated it in connection with the filing of our annual report on Form 10-K with the Securities and Exchange Commission. In fulfilling its responsibilities, the audit committee has reviewed and discussed the audited financial statements contained in the annual report on Form 10-K for our fiscal year ended December 31, 2009 with our management and our independent registered public accounting firm, Chisholm, Bierwolf & Nilson, LLC.  Our management is responsible for the financial statements and the reporting process, including the system of internal controls. Chisholm, Bierwolf & Nilson, LLC is responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

The audit committee has discussed with Chisholm, Bierwolf & Nilson, LLC the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards , Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, and has received the written disclosures and the letter from Chisholm, Bierwolf & Nilson, LLC required by Independence Standards Board No. 1 (Independence Standards Board No. 1, Independence Discussions with Audit Committees ), as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and has discussed with Chisholm, Bierwolf & Nilson, LLC its independence. The audit committee has also considered whether, and determined that, the independent registered public accounting firm’s provision of other non-audit services to us is compatible with maintaining Chisholm, Bierwolf & Nilson, LLC independence.

Based on the review and discussions referred to above, the audit committee recommended to our board of directors (and our board of directors approved) that the audited financial statements be included in our annual report on Form 10-K for our fiscal year ended December 31, 2009, for filing with the Securities and Exchange Commission.

Respectfully submitted on by the members of the audit committee of the board of directors.

David Lemoie
Philip Verges

Audit Fees and all other Fees

Audit Fees

For the year ended December 31, 2009, the aggregate fees billed by Chisholm, Bierwolf & Nilson, LLC for professional services rendered for the audit of our annual financial statements included in our annual report on Form 10-K and our Forms 10-Q were estimated to be approximately $26,000.

For the year ended December 31, 2008, the aggregate fees billed by Chisholm, Bierwolf & Nilson, LLC for professional services rendered for the audit of our annual financial statements included in our annual report on Form 10-K and our Forms 10-Q were estimated to be approximately $36,000.

Audit Related Fees

For the year ended December 31, 2009, the aggregate fees billed for assurance and related services by Chisholm, Bierwolf & Nilson, LLC relating to the performance of the audit of our financial statements which are not reported under the caption “Audit Fees” above, was $0.

For the year ended December 31, 2008, the aggregate fees billed for assurance and related services by Chisholm, Bierwolf & Nilson, LLC relating to the performance of the audit of our financial statements which are not reported under the caption “Audit Fees” above, was $0.

Tax Fees

For the year ended December 31, 2009 and 2008, Chisholm, Bierwolf & Nilson, LLC did not perform other non-audit professional services, other than those services listed above.

We do not use Chisholm, Bierwolf & Nilson, and LLC for financial information system design and implementation. These services, which include designing or implementing a system that aggregates source data underlying the financial statements or generates information that is significant to our financial statements, are provided internally or by other service providers. We do not engage Chisholm, Bierwolf & Nilson, LLC to provide compliance-outsourcing services.

Pre-Approval Policies and Procedures

Effective May 6, 2003, the Securities and Exchange Commission adopted rules that require that before Chisholm, Bierwolf & Nilson, LLC is engaged by us to render any auditing or permitted non-audit related service, the engagement be:

●	approved by our entire board of directors; or

●
entered into pursuant to pre-approval policies and procedures established by the board of directors, provided the policies and procedures are detailed as to the particular service, the board of directors is informed of each service, and such policies and procedures do not include delegation of the board of directors' responsibilities to management.

The board of directors pre-approves all services provided by our independent auditors. All of the above services and fees were reviewed and approved by the board of directors either before or after the respective services were rendered.

The board of directors has considered the nature and amount of fees billed by Chisholm, Bierwolf & Nilson, LLC and believes that the provision of services for activities unrelated to the audit is compatible with maintaining Chisholm, Bierwolf & Nilson, LLC’s independence

Audit Committee Pre-Approval Policy

       The audit committee reviews and pre-approves all audit fees and any permitted non-audit services to be provided by our independent auditors. The chairman of the audit committee has the authority to pre-approve any additional audit or permitted non-audit services provided to the Company. Any such additional audit or permitted non-audit services pre-approved by the chairman are presented to, and ratified by, the entire audit committee at the next regularly scheduled meeting of the audit committee.   All of the audit fees listed above were approved in accordance with our pre-approval policy.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Chisholm, Bierwolf & Nilson, LLC has been our independent registered public accounting firm since June 2005.

Ratification of the selection of Chisholm, Bierwolf & Nilson, LLC by our stockholders is not required by law. As a matter of policy, however, the selection is being submitted to our stockholders for ratification at the annual meeting.

We anticipate that representatives of Chisholm, Bierwolf & Nilson, LLC will be available for the purpose of responding to appropriate questions. At the annual meeting, the representatives of Chisholm, Bierwolf & Nilson, LLC will be afforded an opportunity to make a statement if they so desire.

Our board of directors unanimously recommends that you vote FOR ratification of the selection of Chisholm, Bierwolf & Nilson, LLC as our independent registered public accounting firm for our fiscal year ending on December 31, 2010.

EXECUTIVE COMPENSATION

The following table discloses the total compensation we paid to our principal executive officer and the two other most highly compensated executive officers that received in excess o $100,000 in our 2009 and 2008 fiscal years.

SUMMARY COMPENSATION TABLE

		Annual Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards (1)	All Other Compensation
Joseph Visconti	2009	$180,000	$0		$180,000
Chairman, President and Chief Executive Officer, Chief Financial Officer	2008	187,940	42,000		$229,940

0 stock options were issued to or exercised by our executive officers during the last two fiscal years

No stock options were issue to or exercised by our executive officers during the last fiscal year.

DIRECTOR COMPENSATION

No compensation was paid to our directors for their services as a director during our fiscal year ended December 31, 2009 and therefore the Director Compensation Table has been omitted.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our common stock and warrants to purchase shares of our common stock as of December 31, 2009 by (i) each person (or group of affiliated persons) who is known by us to own more than five percent of the outstanding shares of our common stock, (ii) each of our directors and executive officers, and (iii) all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities. The principal address of each of the stockholders listed below except as indicated is c/o ValueRich, Inc., 1804 N. Dixie Highway, Suite A, West Palm Beach, Florida 33407.  We believe that all persons named in the table have sole voting and investment power with respect to shares beneficially owned by them. All share ownership figures include shares issuable upon exercise of options or warrants exercisable within 60 days of June 3, 2008, which are deemed outstanding and beneficially owned by such person for purposes of computing his or her percentage ownership, but not for purposes of computing the percentage ownership of any other person.

PRINCIPAL STOCKHOLDERS TABLE

Name of Owner	Shares Owned	Percentage of Shares Outstanding

Joseph Visconti	3,666,425	42.29%
Vision Capital Advisors LLC	464,286	5.35%
All officers and directors as a group (1 persons)	3,666, 425	42,29%

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16 of the Securities Exchange Act of 1934, as amended, and the related rules of the Securities and Exchange Commission require our directors and executive officers and beneficial owners of more than 10% of our common stock to file reports, within specified time periods, indicating their holdings of and transactions in our common stock and derivative securities. Based solely on a review of such reports provided to us and written representations from such persons regarding the necessity to file such reports, we are not aware of any failures to file reports or report transactions in a timely manner during our fiscal year ended December 31, 2009.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None of our  directors nor any of our executive officers nor any person who beneficially owns, directly or indirectly, shares carrying more than 5% of our common stock, nor any members of the immediate family (including spouse, parents, children, siblings, and in-laws) of any of the foregoing persons, has any material interest, direct or indirect, in any transaction, or series of transactions, that we have entered into since our incorporation or any proposed transaction or series of transactions worth over $120,000 per year.  However, we do lease office space from our Chief Executive Officer at $34,200 per year.

Pursuant to its charter, the Company’s Audit Committee, shall review and, if appropriate, approve all proposed related party transactions.  For this purpose, “related party transactions” are defined as those transactions required to be disclosed as such pursuant to applicable SEC and Amex rules.

AVAILABILITY OF REPORT ON FORM 10-K

Our audited consolidated financial statements are included in our annual report on Form 10-K for the fiscal year ending December 31, 2009 filed with the Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549. Upon your written request, we will provide to you a complimentary copy of our 2009 annual report on Form 10-K as filed with the Securities and Exchange Commission. Your request should be mailed to ValueRich, Inc., Attention: Corporate Secretary, 1804 N. Dixie Highway, Suite A, West Palm Beach, Florida 33407.  A complimentary copy may also be obtained at the internet website maintained by the Securities and Exchange Commission at www.sec.gov .

NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies and intermediaries. A number of brokers and other intermediaries with account holders who are our shareholders may be householding our shareholder materials, including this proxy statement. In that event, a single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or other intermediary that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent, which is deemed to be given unless you inform the broker or other intermediary otherwise when you receive or received the original notice of householding. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker or other intermediary to discontinue householding and direct your written request to receive a separate proxy statement to us at: ValueRich, Inc., Attention: Corporate Secretary, 1804 N. Dixie Highway, Suite A, West Palm Beach, Florida 33407 or by calling us at (561) 370-3603. Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker or other intermediary.

*            *            *

By order of the board of directors,
/s/ Joseph Visconti
Joseph Visconti
Chairman and Chief Executive Officer

Dated: May 14, 2010

VALUERICH, INC.

2010 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

P R O X Y
The undersigned, revoking all previous proxies, hereby appoints Joseph Visconti as proxy, acting jointly and severally, with full power of substitution, for and in the name of the undersigned to vote all shares of common stock, par value $.001 per share, of ValueRich, Inc., that the undersigned would be entitled to vote if present in person at the annual meeting of stockholders to be held on Friday, June 18, 2010 , at 2:00 p.m. Eastern Daylight Time, at the, and at any adjournment, on the matters described in the accompanying proxy statement and on any such other matters as may properly come before the annual meeting. The proxies are directed to vote or refrain from voting as checked on the reverse side on the matters listed on the reverse side, and otherwise may vote in their discretion.

This proxy granted by this card will be voted in the manner directed on the reverse side by the undersigned stockholder. If no direction is specified, this proxy will be voted “FOR ALL NOMINEES” in Item 1 and “FOR” Item 2. With respect to any other matters that properly come before the annual meeting, the proxies may vote at their discretion. The board of directors currently knows of no other business that will come before the annual meeting. If at the time of the annual meeting any of the nominees listed on this proxy card are unable to serve, this proxy will be voted for any other person or persons, if any, that the board of directors designates.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES” IN ITEM 1 AND
“FOR” ITEM 2.

Item 1. Election of the following director nominees to serve for the following year and until his successor is elected:

Nominees are: Joseph Visconti, David Lemoie  and Philip Verges

FOR ALL NOMINEES	WITHHOLD AUTHORITY FOR ALL NOMINEES	WITHHELD FOR THE FOLLOWING ONLY: (WRITE THE NAME(S) OF THE NOMINEE(S) IN THE SPACE BELOW)

Item 2. Ratification of the selection of Chisholm, Bierwolf & Nilson, LLC as the Company’s independent registered public accounting firm for our fiscal year ending December 31, 2010.

FOR	AGAINST	ABSTAIN

Mark here if your address has changed and provide us with your new address in the space provided below:___________________________

New Address: ________________________________________

Dated: _________________, 2010

Signature(s) of Stockholder(s)
Title

Please mark, date and sign exactly as your name appears on this proxy card and return in the enclosed envelope. If acting as executor, administrator, trustee, guardian, etc., you should so indicate when signing. If the signer is a corporation, please sign the full corporate name, by a duly authorized officer. If shares are held jointly, each stockholder named should sign.